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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 24, 2000
                                                         ---------------

                          SOMERA COMMUNICATIONS, INC.
                          ---------------------------
              (Exact name of registrant as specified in charter)

            Delaware                     333-86927             77-0521878
-------------------------------   ------------------------   ----------------
(State or other jurisdiction of   (Commission file number)     (IRS Employer
 of incorporation)                                           Identification No.)


5383 Hollister Avenue, Santa Barbara, CA                          93111
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(Address of principal executive offices)                        (Zip code)

     Registrant's telephone number, including area code:  (805) 681-3322
                                                          ---------------
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Item 5.   Other Events.

          On March 24, 2000, Somera Communications, Inc. issued a press release regarding the award of a contract.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOMERA COMMUNICATIONS, INC.


                                       By:  /s/ Dan Firestone
                                            ------------------------------
Dated: March 24, 2000                       Dan Firestone
                                            Chief Executive Officer
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit Number                        Description
--------------                        -----------

     99.1 Press Release, dated March 24, 2000, entitled "Somera Awarded a Contract to De-install and Procure $20 Million in Digital Wireless Equipment from a Major International Carrier."